UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne, Indiana	46809
(Address of principal executive offices)	(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Franklin Electric Co., Inc. 2017 Stock Plan

On May 5, 2017, the shareholders of Franklin Electric Co., Inc. (the “Company”) approved the Franklin Electric Co., Inc. 2017 Stock Plan. The Board of Directors of the Company (the “Board”) had approved the Plan on March 15, 2017 subject to shareholder approval.

The Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards, stock unit awards, and stock appreciation rights (“SARs”) to key employees and non-employee directors. The purpose of the Plan is to recognize contributions made to the Company and its subsidiaries by key employees and non-employee directors and to provide them with additional incentive to expand and improve the profits of the Company and achieve the objectives of the Company.

The following is a summary of the Plan. It is qualified by reference to the full text of the Plan, which is incorporated by reference to Exhibit A of the Proxy Statement.
Administration. The Plan is administered by the Management Organization and Compensation Committee (the “Committee”), which is composed of directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the “outside director” definition under Section 162(m) of the Code. The Committee has full authority to select the individuals who will receive awards under the Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards. The Committee may delegate to the Chief Executive Officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Exchange Act or who are not “covered employees” under Section 162(m) of the Code.
Number of Shares of Common Stock. The number of shares of the Company’s common stock that may be issued under the Plan is 1,400,000. Stock options and SARs reduce the number of available shares by one share for each share subject to the option or SAR, and stock awards and stock unit awards settled in shares reduce the number of available shares by 1.5 shares for every one share delivered. Awards that can only be settled in cash do not reduce the number of shares available for issuance.
Subject to certain adjustments, (i) the maximum number of shares as to which a key employee may receive stock options or SARs in any calendar year is 200,000 (or 400,000 in the calendar year in which the employee’s employment commences); (ii) the maximum number of shares issuable as stock awards and/or stock unit awards intended to qualify as “performance-based” under Section 162(m) of the Code to any single key employee in any calendar year is 200,000; (iii) the maximum number issuable as incentive stock options is 1,400,000; and (iv) the fair market value of awards granted to a non-employee director in any calendar year, together with cash compensation paid to such non-employee director in such calendar year, shall not exceed $600,000.
Shares issuable under the Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the Plan for any reason, the shares subject to the award will again be available for issuance under the Plan, added back in the same multiple as they were awarded. Any shares subject to an award that are delivered to the Company by a participant, or withheld by the Company on behalf of a participant, as payment for an award (including the exercise price of a stock option) or payment of withholding taxes due in connection with an award, or that are purchased by the Company with proceeds received from a stock option exercise, will not again be available for issuance.
The number of shares of common stock issuable under the Plan is subject to adjustment in the event of any reorganization, recapitalization, stock split, stock distribution, special or extraordinary dividends, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the Plan.
Eligibility. The Committee has full authority to select the key employees and non-employee directors eligible to receive awards under the Plan.
Performance Goals. The Committee may in its discretion provide that any award shall be subject to performance goals (including those that qualify the awards as “performance-based compensation” under Section 162(m) of the Code so that they are fully deductible by the Company for federal income tax purposes). The performance goals may be based on one or more of the following criteria: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales or revenue growth; (iv) net operating profit or income (including as a percentage of sales); (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price (including, but not limited to, growth measures and total shareholder return); (xi) cost control; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) customer satisfaction or employee satisfaction; (xvi) working capital; (xvii) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (xviii) taxes; (xix) depreciation and amortization; (xx) total shareholder return; (xxi) low cost region labor percent of total labor; and (xxii) top customer concentration percent of sales. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. The performance goals may be particular to one or more lines of business or subsidiaries or may be based on the performance of the Company and its subsidiaries as a whole. The performance goals may be identical for all participants for a given performance period or, at the discretion of the Committee, may differ among participants. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges, restructuring expenses, asset write-downs, administrative costs associated with debt and equity refinancing, litigation or claim judgments or settlements, effect of changes in tax laws and foreign exchange gains and losses), as may be determined by the Committee.
With respect to each performance period established by the Committee, the Committee will establish performance goals relating to one or more of the business criteria identified above and targets for participants for achievement of the performance goals. The performance goals and performance targets established by the Committee may be identical for all participants for a given performance period or, at the discretion of the Committee, may differ among participants. Following the completion of each performance period, the Committee will determine the extent to which performance goals for that performance period have been achieved, and the related performance-based restrictions will lapse in accordance with the terms of the applicable award agreement.
Types of Awards. The Plan provides for discretionary awards of stock options, stock awards, stock units and SARs to participants. Each award made under the Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the Plan.
Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to key employees and non-qualified stock options to non-employee directors. The Committee may set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will not be less than the closing sales price of the Company’s common stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options. It is intended that stock options qualify as “performance-based compensation” under Section 162(m) of the Code and thus be fully deductible by the Company for federal income tax purposes, to the extent permitted by law.
In addition, an incentive stock option is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the Company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the date the Plan was adopted.
Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any performance-based stock award will be held by the Company and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock awards until the restrictions on the stock award lapse.
Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock of the Company or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that dividend equivalents otherwise payable on any performance-based stock units will be held by the

Company and paid only to the extent the restrictions lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock units until the restrictions on the stock units lapse).
SARs. The Committee may grant SARs to any participant. Each SAR entitles the participant to receive the difference between the fair market value of the common stock on the date of exercise of the SAR and the exercise price thereof, multiplied by the number of shares with respect to which the SAR is being exercised. Upon exercise, the SAR will be paid in cash or in shares of common stock (based upon the fair market value on the date of exercise) or a combination thereof, as set forth in the award agreement. The Committee has the discretion to set the terms and conditions applicable to SARs, provided that the exercise price of each SAR will not be less than the fair market value of the shares on the date the SAR is granted, and each SAR will expire not later than ten years from the date of grant. Dividends or dividend equivalents are not paid on SARs. It is intended that SARs qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code and thus be fully deductible by the Company for federal income tax purposes, to the extent permitted by law.
Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing the Company to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.
Recoupment. Under its Incentive Compensation Recoupment Policy, the Company can recoup an executive’s stock compensation in the event the executive engages in conduct that causes a restatement of the Company’s financial statements or material loss or damage to the Company.
Transferability. No awards granted under the Plan may be transferred, except by will, the laws of descent and distribution, or as permitted by the Committee with respect to a non-qualified stock option transferred without value by the participant during his lifetime.
Provisions Relating to a Change in Control of the Company. Notwithstanding any other provision of the Plan or any award agreement, in the event of a Change in Control of the Company (as defined in the Plan), the Committee has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the target level. In addition, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.
Amendment of Award Agreements; Amendment and Termination of the Plan; Term of the Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.
The Board may terminate, suspend or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of the Company’s common stock are listed.
Notwithstanding the foregoing, neither the Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or cancelling a stock option in exchange for cash, other stock options with a lower exercise price or other stock awards. (This prohibition on repricing without shareholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the Company or similar events.)
Term of Plan. No awards may be granted under the Plan on or after March 15, 2027.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
10.1	Franklin Electric Co., Inc. 2017 Stock Plan (incorporated by reference to Exhibit A to the Company's 2017 Proxy Statement for the Annual Meeting held on May 5, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: May 9, 2017	By	/s/ John J. Haines
John J. Haines
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Franklin Electric Co., Inc. 2017 Stock Plan (incorporated by reference to Exhibit A to the Company's 2017 Proxy Statement for the Annual Meeting held on May 5, 2017).